Long-Term Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long-Term Debt
Note 11. Long-Term Debt

Long-term debt consisted of the following (in thousands):

	December 31,
	2017	2016
Revolving credit facility due November 2020	$—	$118,000
Term loan facility due November 2017	—	232,750
8.125% senior notes due May 2025	375,000	—
Other, interest at various rates, collateralized by equipment and other assets	722	583
Unamortized deferred financing costs of 8.125% senior notes	(7,250)	—
Unamortized deferred financing costs of term loan facility	—	(2,363)
Long-term debt	$368,472	$348,970

Revolving Credit Facility and Term Loan

On July 10, 2015, we and our wholly owned subsidiary, EESLP, entered into a $750.0 million credit agreement (the “Credit Agreement”) with Wells Fargo, as the administrative agent, and various financial institutions as lenders. On October 5, 2015, the parties amended and restated the Credit Agreement to provide for a $925.0 million credit facility, consisting of a $680.0 million revolving credit facility and a $245.0 million term loan facility (collectively, the “Credit Facility”). The Credit Facility became available to us on November 3, 2015 (referred to as the “Initial Availability Date”). On November 3, 2015, EESLP incurred approximately $300.0 million of indebtedness under the revolving credit facility and $245.0 million of indebtedness under the term loan facility. Pursuant to the separation and distribution agreement with Archrock and certain of our and Archrock’s respective affiliates, on November 3, 2015, EESLP transferred $532.6 million of net proceeds from borrowings under the Credit Facility to Archrock to allow it to repay a portion of its indebtedness in connection with the Spin-off. In November 2016, we repaid $12.3 million of borrowings outstanding under the term loan facility. In April 2017, we paid the remaining principal amount of $232.8 million due under the term loan facility with proceeds from the 2017 Notes (as defined below) issuance. As a result of the repayment of the term loan facility, we expensed $1.7 million of unamortized deferred financing costs during the year ended December 31, 2017, which is reflected in interest expense in our statements of operations.

As of December 31, 2017, we had $39.7 million in outstanding letters of credit under our revolving credit facility and, taking into account guarantees through letters of credit, we had undrawn capacity of $640.3 million under our revolving credit facility. Our Credit Agreement limits our Total Debt to EBITDA ratio (as defined in the Credit Agreement) on the last day of the fiscal quarter to no greater than 4.50 to 1.0. As a result of this limitation, $585.2 million of the $640.3 million of undrawn capacity under our revolving credit facility was available for additional borrowings as of December 31, 2017.

Revolving borrowings under the Credit Facility bear interest at a rate equal to, at our option, either the Base Rate or LIBOR (or EURIBOR, in the case of Euro-denominated borrowings) plus the applicable margin. The applicable margin for revolving borrowings varies (i) in the case of LIBOR loans, from 1.50% to 2.75% and (ii) in the case of Base Rate loans, from 0.50% to 1.75%, and will be determined based on our total leverage ratio pricing grid. “Base Rate” means the highest of the prime rate, the federal funds effective rate plus 0.50% and one-month LIBOR plus 1.00%. Prior to the repayment of the term loan facility, the applicable margin for borrowings under the revolving credit facility increased by 1.00% the first anniversary of the Initial Availability Date and by 1.50% following the first anniversary of the Initial Availability Date. Term loan borrowings under the Credit Facility incurred interest at a rate equal to, at our option, either (1) the Base Rate plus 4.75%, or (2) the greater of LIBOR or 1.00%, plus 5.75%. The weighted average annual interest rate on outstanding borrowings under the revolving credit facility at December 31, 2016 was 5.0%. The annual interest rate on the outstanding balance of the term loan facility at December 31, 2016 was 6.8%.

We guarantee EESLP’s obligations under the revolving credit facility. In addition, EESLP’s obligations under the revolving credit facility are secured by (1) substantially all of our assets and the assets of EESLP and our Significant Domestic Subsidiaries (as defined in the Credit Agreement), including certain real property, and (2) all of the equity interests of our U.S. restricted subsidiaries (other than certain excluded subsidiaries) (as defined in the Credit Agreement) and 65% of the voting equity interests in certain of our first-tier foreign subsidiaries.

8.125% Senior Notes Due May 2025

In April 2017, our 100% owned subsidiaries EESLP and EES Finance Corp. issued $375.0 million aggregate principal amount of 8.125% senior unsecured notes due 2025 (the “2017 Notes”). The 2017 Notes are guaranteed by us on a senior unsecured basis. The net proceeds of $367.1 million from the 2017 Notes issuance were used to repay all of the borrowings outstanding under the term loan facility and revolving credit facility and for general corporate purposes. Additionally, pursuant to the separation and distribution agreement from the Spin-off, EESLP used proceeds from the issuance of the 2017 Notes to pay a subsidiary of Archrock $25.0 million in satisfaction of EESLP’s obligation to pay that sum following the occurrence of a qualified capital raise. The transfer of cash to Archrock’s subsidiary was recognized as a reduction to additional paid-in capital in the second quarter of 2017.

The 2017 Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the U.S. except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. We offered and issued the 2017 Notes only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside the U.S. pursuant to Regulation S. Pursuant to a registration rights agreement, we are required to register the 2017 Notes no later than 400 days after April 4, 2017.

Prior to May 1, 2020, we may redeem all or a portion of the 2017 Notes at a redemption price equal to the sum of (i) the principal amount thereof, and (ii) a make-whole premium at the redemption date, plus accrued and unpaid interest, if any, to the redemption date. In addition, we may redeem up to 35% of the aggregate principal amount of the 2017 Notes prior to May 1, 2020 with the net proceeds of one or more equity offerings at a redemption price of 108.125% of the principal amount of the 2017 Notes, plus any accrued and unpaid interest to the date of redemption, if at least 65% of the aggregate principal amount of the 2017 Notes issued under the indenture remains outstanding after such redemption and the redemption occurs within 180 days of the date of the closing of such equity offering. On or after May 1, 2020, we may redeem all or a portion of the 2017 Notes at redemption prices (expressed as percentages of principal amount) equal to 106.094% for the twelve-month period beginning on May 1, 2020, 104.063% for the twelve-month period beginning on May 1, 2021, 102.031% for the twelve-month period beginning on May 1, 2022 and 100.000% for the twelve-month period beginning on May 1, 2023 and at any time thereafter, plus accrued and unpaid interest, if any, to the applicable redemption date of the 2017 Notes.

Unamortized Debt Financing Costs

During the year ended December 31, 2017, we incurred transaction costs of $7.9 million related to the issuance of the 2017 Notes. These costs are presented as a direct deduction from the carrying value of the 2017 Notes and are being amortized over the term of the 2017 Notes. Amortization of deferred financing costs relating to the 2017 Notes totaled $0.7 million during the year ended December 31, 2017 and was recorded to interest expense in our statements of operations. Amortization of deferred financing costs relating to the term loan facility totaled $0.7 million, $2.9 million and $0.4 million during the years ended December 31, 2017, 2016 and 2015, respectively, and was recorded to interest expense in our statements of operations. During the year ended December 31, 2016, we incurred transaction costs of approximately $0.8 million related to our revolving credit facility. Debt issuance costs relating to our revolving credit facility are included in intangible and other assets, net, and are being amortized over the term of the facility. See Note 7 for further discussion regarding the amortization of deferred financing costs related to our revolving credit facility.

Debt Compliance

The Credit Agreement contains various covenants with which we, EESLP and our respective restricted subsidiaries must comply including, but not limited to, limitations on the incurrence of indebtedness, investments, liens on assets, repurchasing equity, distributions, transactions with affiliates, mergers, consolidations, dispositions of assets and other provisions customary in similar types of agreements. We are required to maintain, on a consolidated basis, a minimum interest coverage ratio (as defined in the Credit Agreement) of 2.25 to 1.00; a maximum total leverage ratio (as defined in the Credit Agreement) of 4.50 to 1.00; and a maximum senior secured leverage ratio (as defined in the Credit Agreement) of 2.75 to 1.00. As of December 31, 2017, we were in compliance with all financial covenants under the Credit Agreement.

Long-Term Debt Maturity Schedule

Contractual maturities of long-term debt (excluding interest to be accrued thereon) at December 31, 2017 are as follows (in thousands):

December 31, 2017
2018	$—
2019	449
2020	273
2021	—
2022	—
Thereafter	375,000
Total debt (1)	$375,722

(1)	This amount includes the full face value of the 2017 Notes and does not include unamortized debt financing costs of $7.3 million as of December 31, 2017.